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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      ____________________________________


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                      ____________________________________


        Date of Report (Date of earliest event reported)  October 6, 2004


                           Madison River Capital, LLC
             (Exact Name of Registrant as Specified in Its Charter)



           Delaware                      333-36804             56-2156823
(State or Other Jurisdiction of   Commission File Number    (I.R.S. Employer
 Incorporation or Organization)                            Identification No.)


                             103 South Fifth Street
                          Mebane, North Carolina 27302
          (Address of Principal Executive Offices, Including Zip Code)

                                 (919) 563-1500
              (Registrant's Telephone Number, Including Area Code)





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The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 7 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section.


ITEM 7.01  Regulation FD Disclosure

        On October 6, 2004, J. Stephen Vanderwoude, Chief Executive Officer and Paul H. Sunu, Chief Financial Officer of Madison River Capital, LLC, made a presentation at the Deutsche Bank 2004 Global High Yield Conference in Scottsdale, Arizona. The presentation is attached hereto as Exhibit 99.1 and is incorporated by reference herein. A copy of the presentation is available on the Investor Relations page of Madison River Capital, LLC's website at www.madisonriver.net.


ITEM 9.01.  Financial Statements and Exhibits

 (c)  Exhibits.

  99.1 Presentation made on October 6, 2004 by J. Stephen Vanderwoude, Chief Executive Officer and Paul H. Sunu, Chief Financial Officer of Madison River Capital, LLC, at the Deutsche Bank 2004 Global High Yield Conference in Scottsdale, Arizona.


                               SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      MADISON RIVER CAPITAL, LLC


Date:  October 6, 2004            /s/  PAUL H. SUNU
                                  ------------------------------------------

                                  Name:   Paul H. Sunu
                                  Title:  Managing Director, Chief Financial
                                            Officer and Secretary

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                                EXHIBIT INDEX

  Exhibit
  Number                         Description
  -------     ---------------------------------------------------------------

    99.1 Presentation made on October 6, 2004 by J. Stephen Vanderwoude, Chief Executive Officer and Paul H. Sunu, Chief Financial Officer of Madison River Capital, LLC, at the Deutsche Bank 2004 Global High Yield Conference in Scottsdale, Arizona.